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Exhibit 99.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of May 10, 2002 by and among FINET.COM, INC., a Delaware corporation (the "Company"), and the persons and entities (each a "Holder" and collectively the "Holders") listed on the Schedule of Investors attached as Exhibit A to that certain Series B Convertible Preferred Stock and Warrant Purchase Agreement by and among the Company and the Holders, dated as of an even date herewith (the "Purchase Agreement").

        WHEREAS, the Company issued to the Holders (i) shares (the "Shares") of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock") and (ii) warrants (the "Warrants") to purchase shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock") pursuant to the terms of the Purchase Agreement;

        WHEREAS, the Company and the Holders desire to enter into this Agreement in order to provide the Holders with certain rights with respect to the registration of the shares of Common Stock of the Company issuable to the Holders upon conversion of the Preferred Stock or upon exercise of the Warrants (collectively, the "Registrable Securities"); and

        WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Article 1 hereof.

        NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for additional good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    DEFINITIONS

        The capitalized terms contained in this Agreement shall have the following meanings unless otherwise specifically defined:

        "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Agreement" shall mean this Registration Rights Agreement.

        "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

        "Company" shall mean FiNet.com, Inc., a Delaware corporation, or any successor thereto.

        "Indemnified Person" shall have the meaning ascribed to that term in Section 2.4.3(a).

        "Indemnifying Person" shall have the meaning ascribed to that term in Section 2.4.3(b).

        "Registrable Securities" shall mean (i) shares of Common Stock of the Company issued to and issuable to the Holders upon conversion of the Shares, (ii) shares of Common Stock of the Company issued to and issuable to the Holders upon exercise of the Warrants and (iii) any equity securities issued as a distribution with respect to or in exchange for or in replacement of any of the shares referred to in clause (i) or (ii); provided, however, that Registrable Securities shall not include any securities that have been previously sold pursuant to a registration statement filed under the Act or under Rule 144 promulgated under the Act (or a successor rule thereto), or which have otherwise been transferred in a transaction in which the transferor's rights under this Agreement are not assigned.

        "SEC" shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Act.

2.    REGISTRATION RIGHTS

        2.1.    Piggyback Registrations

                2.1.1.    Procedures

        The Company shall notify all Holders of Registrable Securities in writing at least ten (10) days prior to the filing of any registration statement under the Act for purposes of a public offering of securities of the Company and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon in each case subject to the terms and conditions set forth herein.

                2.1.2.    Delay by Company

        The Company shall not be required to effect a registration under the Act pursuant to Section 2.1.1 above if the Company shall furnish to the Holders a certificate, signed by the President of the Company, stating that the Board of Directors of the Company has reasonably determined in good faith that effecting such a registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company, or would otherwise be seriously detrimental to the Company; provided, however, that the Company may only delay a registration pursuant to this Section 2.1.2 for a period not exceeding one hundred twenty (120) days (or until such earlier time as such transaction is consummated or no longer proposed) and may only defer any such filing pursuant to any provision of this Section 2.1.2 once during any twelve (12) month period. The Company shall promptly notify in writing the Holders of any decision not to effect any such registration pursuant to this Section 2.1.2, which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify such Holders as soon as a registration may be effected.

        2.2.    Registration Procedures

        Whenever any Registrable Securities are to be registered pursuant to Section 2.1 hereof, the Company shall, as expeditiously as commercially reasonable:

        (1)  prepare and file with the SEC a registration statement with respect to such shares and use its commercially reasonable efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for the Holders with copies of all such documents proposed to be filed);

        (2)  prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days, or until such earlier time as Holder has completed the distribution described in such registration statement, whichever occurs first.

        (3)  furnish to the Holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the Holders may reasonably request;

        (4)  use its commercially reasonable efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as the Holders request (and to maintain such registrations and qualifications effective for the applicable period of time set forth in Section 2.2(2) hereof, and to do any and all other acts and things which may be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this subsection (4), (ii) subject itself to taxation in any such jurisdiction or (iii) file any general consent to service of process in any such jurisdiction); provided that, notwithstanding anything to the contrary in this Agreement with respect to the bearing of expenses, if any such jurisdiction shall require that expenses incurred in connection with the qualification of such shares in that jurisdiction be borne in part or full by the Holders, then the Holders shall pay such expenses to the extent required by such jurisdiction;

        (5)  notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and promptly prepare, file and furnish to the Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or, in light of the circumstances then existing, necessary to make the statements therein not misleading;

        (6)  notify the Holders, promptly after the Company receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

        (7)  notify the Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

        (8)  prepare and file with the Commission promptly upon the request of any of the Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Holders, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

        (9)  cause all such shares to be listed on securities exchanges, if any, on which similar securities issued by the Company are then listed (or if not then listed, on such exchanges as are requested by a majority of the Holders);

        (10) provide a transfer agent and registrar for all such shares not later than the effective date of such registration statement;

        (11) enter into such customary agreements and take all such other actions as the Holders reasonably request (and subject to their reasonable approval) in order to expedite or facilitate the disposition of such shares;

        (12) make available for inspection by the Holders, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by the Holders or by any such underwriter, all financial and other records, pertinent corporate documents and properties (other than confidential intellectual property) of the Company;

        (13) advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

        (14) if such registration includes an underwritten public offering, at the request of any Holder, furnish on the effective date of the registration statement and at the closing provided for in the underwriting agreement, (i) an opinion, dated each such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and (ii) to the extent the Company's accounting firm is willing to do so, a letter dated each such date, from the independent public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as the underwriters or such requesting Holder or Holders may reasonably request.

        2.3.    "Market Stand-Off" Agreement

        Each Holder agrees not to effect any sale, transfer, disposition or distribution, including any sale pursuant to Rule 144 under the Act (or successor rule thereto), of any equity securities (except as part of such offering) during the 180-day period commencing with the effective date of a registration statement filed under the Act in a firm commitment underwritten public offering, provided that all officers, directors and holders of 5% or more of the Company's outstanding equity securities enter into similar agreements providing for similar restrictions on sales.

        2.4.    Registration Expenses

                2.4.1.    Holder Expenses

        If, pursuant to Sections 2.1 hereof, Registrable Securities are included in a registration statement, then the Holder thereof shall pay all transfer taxes, if any, relating to the sale of its shares, and any underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares.

                2.4.2.    Company Expenses

        Except for the fees and expenses specified in Section 2.4.1 hereof and except as provided below in this Section 2.4.2, the Company shall pay all expenses incident to the registration of shares by the Company and any Holders pursuant to Section 2.1 hereof, and to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, qualification, and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than any Holder's portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, escrow fees, the expense of any special audits incident to or required by any such registration, messenger and delivery expenses, and reasonable fees and expenses of counsel for the Company and a single counsel for all Holders selling shares and all independent certified public accountants and other persons retained by the Company.

                2.4.3.    Indemnity and Contribution

        (a)  In the event that any shares owned by a Holder are proposed to be offered by means of a registration statement pursuant to Section 2.1 hereof, to the extent permitted by law, the Company agrees to indemnify and hold harmless the Holders, any underwriter participating in such offering, each officer, partner, manager and director of such person, each person, if any, who controls or may control the Holders or underwriter within the meaning of the Act and each representative of the Holders serving on the Board of Directors of the Company (the Holders, underwriter, its officers, partners, managers directors and representatives, and any such other persons being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Indemnified Person, directly or indirectly (hereinafter referred to in this Section 2.4.3 in the singular as a "claim" and in the plural as "claims"), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, provided the Company has given its prior written consent to such settlement (such consent not to be unreasonably withheld), based upon, arising out of or resulting from any breach of representation or warranty made by the Company in any underwriting agreement or any untrue statement (or alleged untrue statement) of a material fact contained in the registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based any omission (or alleged omission) to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each Indemnified Person for any reasonable legal and other expenses reasonably incurred in connection with investigating, preparing or defending any claim, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Indemnified Person for use in connection with the registration statement.

        (b)  The indemnification provisions set forth herein shall be in addition to any liability the Company may otherwise have to the Indemnified Persons. Promptly after receiving notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 2.4.3, such Indemnified Person shall submit written notice thereof to the Company (sometimes being hereinafter referred to as the "Indemnifying Person"). The omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or increased by such omission or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person (such consent not to be unreasonably withheld).

        (c)  If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Person, then the Indemnifying Person, in lieu of indemnifying such Indemnified Person hereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of any losses or claims in such proportion as is appropriate to reflect the relative fault of the Indemnified Person on the one hand and the Indemnifying Person on the other in connection with the statements or omissions that resulted in such losses or claims as well as any other relevant equitable considerations. The relative fault of the Indemnified Person and the Indemnifying Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Person or by the Indemnified Person and the parties' relative intent, knowledge and access to information and opportunity to correct or prevent such statement or omission. In no event will the liability of any Holder for contribution exceed the net proceeds received by the Holders under in any sale of securities to which such liability relates.

        2.5.    Grant and Transfer of Registration Rights

        Holders shall have the right to transfer or assign the rights contained in this Agreement in connection with an assignment of the Registrable Securities (i) to any partner, retired partner, limited partner, member, former member or affiliate of any Holder which is a limited liability company and (ii) to any family member or trust for the benefit of any individual Holder or any family member of the Holders; provided that: (a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of any transferred or assigned Registrable Securities by the transferee or assignee is restricted under the Act.

        2.6.    Information from Holder

        It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that the Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Holders' Registrable Securities.

3.    MISCELLANEOUS

        3.1.    Entire Agreement; Amendment

        This Agreement constitutes the entire agreement among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. This Agreement may not be amended without the written consent of the Company and Holders who beneficially own a majority of the outstanding Registrable Securities.

        3.2.    Waiver

        No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

        3.3.    Termination

        This Agreement shall forthwith become wholly void and of no effect upon the earlier to occur of the following: (i) there shall be no Registrable Securities outstanding, (ii) as to any Holder, at such time as all Registrable Securities of such Holder are then eligible for sale in a single transaction under Rule 144(k), promulgated under the Act (or successor rule thereto) or (ii) five years from the date of this Agreement.

        3.4.    No Third Party Beneficiaries

        Except to the extent that the rights hereunder are transferred or assigned in accordance with Section 2.5, it is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

        3.5.    Binding Effect

        This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

        3.6.    Governing Law

        This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

        3.7.    Notices

        All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered, sent by overnight courier service or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy, facsimile transmission or telex, addressed as follows:

(i)	If to the Company:
FiNet.com, Inc. Attention: D. Allen Malmuth, Esq. 2527 Camino Ramon, Suite 200 San Ramon, CA 94583
with a copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati, P.C. 7927 Jones Branch Drive, Suite 400 McLean, Virginia 22102 Attention: Robert Sanchez, Esq. Facsimile: (703) 734-3199
(ii)	If to any Holder, such Holder's address as appearing on the records of the Company.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand-delivered, mailed, transmitted, telecopied or telexed in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

        3.8.    Execution in Counterparts

        To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

COMPANY:
FINET.COM, INC.
By:

Name: L. Daniel Rawitch Title: Chief Executive Officer
HOLDER:
[HOLDER]
By:

Name: Title:

SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT

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  Exhibit 99.3
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REGISTRATION RIGHTS AGREEMENT